(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMCD referred to collectively as “AMC”) performed due diligence services on certain mortgage loans as described below utilizing various scopes of review. All of the mortgage loans reviewed, which were originated by multiple parties, were purchased by an affiliate of Mill City Holdings, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on the securitization mortgage loan population reviewed by AMC (which may be all or a portion of the mortgage loans in the securitization loan population). The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	1,974 mortgage loans(a)
▪	“Data Integrity Review”:	1,974 mortgage loans(a)
▪	“Payment History Review: Scope #1 or Scope #2”:	1,986 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

Note: (a) 12 mortgage loans files were marked as “Incomplete” by AMC and were not able to be reviewed due to the absence of required minimum documentation. These loans did possess the required Payment History documentation and are included in the 1,986 loans in that population.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) as defined below:
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Seasoned and Re-Performing Loan Criteria, December 18, 2015
Moody's Investors Service, Inc.	Moody's Criteria for Evaluating Independent Third-Party Loan Level; Reviews for U.S. Residential Mortgage Backed Securities (RMBS), February 25, 2015
Morningstar	Morningstar Due Diligence Mapping for 15E

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared 38 unique data fields on the bid tape provided by the Client at the time of securitization to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or

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uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,953 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

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a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06

(IV) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(V) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(VI) Federal and state specific late charge and prepayment penalty provisions;

(VII) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;

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▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (21 Mortgage Loans)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	Rescission (§1026.23):
i)	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;
b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

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ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

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Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and
v)	confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(8) Other: review and methodology.
Data Integrity Review
AMC compared data fields on the updated servicer tape provided by the Client during the securitization review to the data found in the actual file as captured during the Compliance Review. A total of 38 fields, as shown below, were compared during this review. Findings of this review are provided in the “Data Integrity Review Results Summary” below.

Amortization Type	Junior Mortgage Balance	Original Interest Rate
ARM Round Factor	Lien Position	Original Loan Amount
ARM Round Flag	Lifetime Maximum Rate (Ceiling)	Original LTV
Channel	Lifetime Minimum Rate (Floor)	Original Payment Amount Due
City	Loan Purpose	Original Term to Maturity
Deferred balance	Maturity Date	Origination Date
Documentation Type	Mod Date	Postal Code
First Payment Date of Loan	Mod Flag	Primary Wage Earner Original FICO
Gross Margin	Occupancy	Product Type
HELOC Indicator	Original Amortization Term	Property Type
Index Type	Original Appraised Property Value	Sales Price
Initial Fixed Rate Period	Original CLTV	State
Initial Interest Rate Cap (Change Up)	Original Interest Only Term

Payment History Review
AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. The review was comprised of two scopes as shown below; however, the results have been jointly summarized in this document.

Scope #1: For the purpose of the securitization, this review was comprised of two components (i) an initial payment history review, performed by JCIII at mortgage loan acquisition (the “Original Payment History Review”), and (ii) an additional review to the Original Payment History Review to seek additional historical months activity based on information available in provided documentation at the time of purchase.

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Scope #2: For the purpose of the securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string based upon the information that was available for that file through a Client dictated cut-off date.

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Item 5. Summary of findings and conclusions of review
There were 1,974 mortgage loans in the final compliance population. After all documents were presented, 1,662 (84.19%) of the mortgage loans had exceptions; however, only 282 (14.29%) of the mortgage loans had exceptions that triggered a C or D rating under Fitch’s rating criteria. Of the 1,974 mortgage loans, 552 were reviewed by AMCD and 1,422 were reviewed by JCIII.

Please note that the Compliance Review total is 12 mortgage loans fewer than the Payment History Review total of 1,986. These 12 mortgage loans were excluded from the summary statistics as these files were marked as “Incomplete” due to the absence of required minimum documentation.

COMPLIANCE RESULTS SUMMARY (FITCH GRADING CRITERIA; 1,974 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (1,974 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	312	15.81%
B	1,380	69.91%
C	136	6.89%
D	146	7.40%
Total	1,974	100.00%

AMC Diligence, LLC (552 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	168	30.43%
B	312	56.52%
C	10	1.81%
D	62	11.23%
Total	552	100.00%

JCIII & Associates, LLC (1,422 Mortgage Loans)
Compliance: Event Level	Loan Count	% of Loans
A	144	10.13%
B	1,068	75.11%
C	126	8.86%
D	84	5.91%
Total	1,422	100.00%

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DATA INTEGRITY REVIEW RESULTS SUMMARY (1,974 Mortgage Loans)
AMC compared 38 unique data fields on a tape provided by the Client at the time of securitization to the data found in the actual file as captured during the Compliance Review. The findings of that comparison are shown below.

Please note that large differences in Original Term, Amortization Term, Maturity Date, Original Interest Rate, Amortization Type, Note Date, Original P&I, and Origination Date can likely be attributed to a comparison of the origination data gathered by AMC being compared to data that is reflective of the modification on the Client provided tape. This is a common discrepancy found in the data tapes provided on modified mortgage loans. The data for LTV and CLTV were taken directly from various documents in the mortgage loan files and were not recalculated for this review. LTV and CLTV variances of less than 1.0% were ignored along with Original P&I variances of less than $1.00 a month. In addition, abbreviations and immaterial misspellings of addresses were also ignored. Overall, 1,853 mortgage loans exhibited at least one data variance.

Field	Loan Count	% of Loans
Original Term	1,204	60.99%
Amortization Term	1,194	60.49%
Contract Sales Price	744	37.69%
Occupancy	640	32.42%
Mod Date	422	21.38%
Original LTV	345	17.48%
Property Type	312	15.81%
Rounding Method	284	14.39%
Original Interest Rate Period	239	12.11%
Interest Rate Initial Cap	219	11.09%
Maturity Date	212	10.74%
Interest Rate Life Min	94	4.76%
Interest Rate Life Max	85	4.31%
Margin	57	2.89%
Original CLTV	52	2.63%
Zip	48	2.43%
City	42	2.13%
Appraised Value	31	1.57%
Original P&I	29	1.47%
Refi Purpose	24	1.22%
Amortization Type	23	1.17%
Has Modification?	23	1.17%
Note Date	23	1.17%
Original Interest Rate	20	1.01%
Purpose	20	1.01%
Original Loan Amount	19	0.96%
Lien Position	15	0.76%
Deferred Balance	3	0.15%
Interest Only Period	3	0.15%
First Payment Date	2	0.10%

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Field	Loan Count	% of Loans
Second Lien Balance	2	0.10%
State	2	0.10%
Total

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OTHER REVIEW RESULTS SUMMARY (1,974 Mortgage Loans)
Exception Listing
Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review. The percentage of mortgage loans reflects the percentage of mortgage loans reviewed by each respective party (AMCD or JCIII) and not the total of all mortgage loans reviewed.

AMC Diligence, LLC (552 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

Category	Exception	# of Exceptions	% of Loans
Compliance	Missing Final HUD-1	62	11.23%
	Missing Document: Note - Subject Lien not provided	10	1.81%
	HUD Document Error: Disbursement Date related	3	0.54%
	Notary/Security Instrument Date was not provided	2	0.36%
	TILA - Final TIL Missing	2	0.36%
	FHA Case Number Assignment Date Missing	1	0.18%
	Note Error: Note grace period days less than minimum per state	1	0.18%
	Note Error: Note late charge percentage exceeds maximum per state	1	0.18%
	Notice of Right to Cancel Missing	1	0.18%
	TILA Notice of Right to Cancel Expiration Date Prior or equal to Disbursement Date	1	0.18%
	TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	1	0.18%
Total		85

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JCIII & Associates, LLC (1,422 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review as performed by JCIII. Only compliance EV3s, as noted when conducting the original review in question, are listed below. Please note that an EV3 grade may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions.

Category	Exception	# of Exceptions	% of Loans
Compliance	Finance Charge Under-Disclosed >$35 for Refinance	109	7.67%
	TIL Missing	84	5.91%
	ROR Missing	75	5.27%
	HUD-1 Incomplete	71	4.99%
	HUD-1 Missing	71	4.99%
	Finance Charge Under-Disclosed >$100 for Purchase	66	4.64%
	TIL Incomplete	49	3.45%
	HUD-1 Estimated	28	1.97%
	ROR Violation Funding date is prior to or equals the ROR End Date	16	1.13%
	Initial TIL Missing	15	1.05%
	APR Tolerance Under-Disclosed 0.125	13	0.91%
	Increase in 10% tolerance fees exceeds 10%	13	0.91%
	Federal Higher-Priced Mortgage Loan	12	0.84%
	State Late Charge Not Standard	12	0.84%
	No tolerance fees increased at closing (Adjusted Origination Charges)	11	0.77%
	No tolerance fees increased at closing (Credit or Charge for Interest Rate)	10	0.70%
	Initial GFE Missing	9	0.63%
	Change date(s) in TIL rate/payment disclosure inaccurate	8	0.56%
	State Grace Period Below Minimum	7	0.49%
	No tolerance fees increased at closing (Origination Charge)	6	0.42%
	Final TIL Date < 6 Days Prior to Origination Date (Non-IO Fixed)	5	0.35%
	Rescission Period under 3 days	5	0.35%
	ROR Incomplete	5	0.35%
	APR Tolerance Under-Disclosed 0.25	4	0.28%
	MN Subprime loan	4	0.28%
	RegX Violation: Borrower was not provided with a current list of local homeownership counseling organizations within 3 days of application	4	0.28%
	ROR Incorrect Form - Lender to Lender Not On H9/G9	4	0.28%
	Home Loan Provision Exception	3	0.21%
	Missing MA Borrower's Interest Worksheet	3	0.21%
	No tolerance fees increased at closing (Transfer Taxes)	3	0.21%
	Note Missing	3	0.21%
	ROR Incorrect Form - Non Lender to Lender Not On H8/G8	3	0.21%
	Initial TIL Date < 7 Days Prior to Origination Date	2	0.14%
	Note P&I Does Not Equal Final TIL P&I	2	0.14%
	Payment value(s) in TIL Rate/Payment Disclosure inaccurate	2	0.14%
	Prepayment Penalty Type Not Standard	2	0.14%
	Violation of LO Comp Rule - Origination Company and/or NMLS ID not printed on Note - Application Date on or after 1/10/14	2	0.14%
	Violation of LO Comp Rule - Origination Company and/or NMLS ID not printed on Security Instrument - Application Date on or after 1/10/14	2	0.14%
	Violation of LO Comp Rule - Originator name and/or NMLS ID not printed on Note - Application Date on or after 1/10/14	2	0.14%
	Violation of LO Comp Rule - Originator name and/or NMLS ID not printed on Security Instrument - Application Date on or after 1/10/14	2	0.14%
	Cook County IL Threshold Loan	1	0.07%
	Final TIL Date < 6 Days Prior To Origination Date (Regular ARM)	1	0.07%

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Category	Exception	# of Exceptions	% of Loans
	GFE3 Reason(s) for settlement charge revision(s) not documented	1	0.07%
	HELOC Under-Disclosed Finance Charge	1	0.07%
	Initial TIL Incomplete	1	0.07%
	Missing Certificate of Compliance/Exemption from IL Predatory Lending Database Program	1	0.07%
	Missing HELOC fee disclosures required under TILA. Unable to validate compliance with TILA HELOC Account-opening disclosure requirements.	1	0.07%
	Missing or Illegible Borrower ID's; Borrower ID verification form also not in file (Customer Identification Program/Patriot Act)	1	0.07%
	Power of Attorney Missing	1	0.07%
Total		756

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PAYMENT HISTORY REVIEW: SCOPE #1 & SCOPE #2 SUMMARY (1,986 Mortgage Loans)

AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. The review was comprised of two scopes as shown below; however, the results have been jointly summarized. Overall, at the ending pay history date for a respective loan, there were 1,956 mortgage loans noted as being current, 29 noted as being delinquent, and one (1) noted as being in bankruptcy.

In addition, 1,279 mortgage loans were missing at least one month of pay history information during the review period. Please note that missing months are not treated as delinquent, bankruptcy, or foreclosure events in statistics provided below.

Scope #1: For the purpose of the securitization, this review was comprised of two components (i) an initial payment history review, performed by JCIII at mortgage loan acquisition (the “Original Payment History Review”), and (ii) an additional review to the Original Payment History Review to seek additional historical months activity based on information available in provided documentation at the time of purchase. The joint findings for both components of the review performed for the securitization are shown below.

Scope #2: For the purpose of the securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string based upon the information that was available for that file through a Client dictated cut-off date. The findings for the review performed for the securitization are shown below.

DQ, BK, FC During Lookback*	Loan Count	% of Loans
0	717	36.10%
1 or more	1,269	63.90%
Total	1,986	100.00%

Lookback Period	Loan Count	% of Loans
Seventy-Two (72) Months	1,850	93.15%
Fifty-Nine (59) Months	8	0.40%
Fifty-Two (52) Months	3	0.15%
Thirty-Six (36) Months	125	6.29%
Total	1,986	100.00%

*DQ = Delinquency; BK = Bankruptcy; FC = Foreclosure

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ADDITIONAL SUMMARY (AMCD Population of 552 Mortgage Loans) *

Loan Purpose	Loan Count	% of Loans
Purchase	241	43.66%
Cash Out Refinance	191	34.60%
Rate/Term Refinance	97	17.57%
Construction to Permanent	6	1.09%
Unavailable	17	3.08%
Total	552	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	333	60.33%
PUD	85	15.40%
Condo	65	11.78%
2 Family	30	5.43%
PUD Attached	13	2.36%
3 Family	5	0.91%
Townhouse	4	0.72%
1 Family Attached	3	0.54%
Single-wide Manufactured Housing	3	0.54%
4 Family	3	0.54%
Unavailable	8	1.45%
Total	552	100.00%

Lien Position	Loan Count	% of Loans
1	551	99.82%
Unknown	1	0.18%
Total	552	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	299	54.17%
Adjustable	250	45.29%
Unknown	3	0.54%
Total	552	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	2	0.36%
121-180 Months	12	2.17%
181-240 Months	5	0.91%
241-360 Months	427	77.36%
361+ Months	102	18.48%
Unknown	4	0.72%
Total	552	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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ADDITIONAL SUMMARY (JCIII Population of 1,422 Mortgage Loans) *

Purpose	Loan Count	% of Loans
Cashout Refi	602	42.33%
Purchase	471	33.12%
Rate/Term Refi	313	22.01%
Construction To Perm	28	1.97%
HELOC	5	0.35%
Unknown	3	0.21%
Total	1,422	100.00%

Property Type	Loan Count	% of Loans
Single Family	1,008	70.89%
PUD Detached	150	10.55%
Low Rise Condo (<5 Floors)	100	7.03%
2 Family	54	3.80%
PUD Attached	35	2.46%
Manufactured (Double-Wide)	18	1.27%
High Rise Condo (>8 Floors)	11	0.77%
4 Family	8	0.56%
3 Family	7	0.49%
Co-op	7	0.49%
Single Family Attached	6	0.42%
Land	5	0.35%
Townhouse	4	0.28%
Deminimus PUD	2	0.14%
Mobile Home Attached	2	0.14%
Mid Rise Condo (6-7 Floors)	1	0.07%
Rowhouse	1	0.07%
Unknown	3	0.21%
Total	1,422	100.00%

Lien Position	Loan Count	% of Loans
1	1,419	99.79%
Unknown	3	0.21%
Total	1,422	100.00%

Amortization Type	Loan Count	% of Loans
FIXED	799	56.19%
ARM	619	43.53%
Unknown	4	0.28%
Total	1,422	100.00%

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Term	Loan Count	% of Loans
12	1	0.07%
36	2	0.14%
60	10	0.70%
84	7	0.49%
120	3	0.21%
168	1	0.07%
180	62	4.36%
181	4	0.28%
240	31	2.18%
276	1	0.07%
282	1	0.07%
288	2	0.14%
300	13	0.91%
336	1	0.07%
340	1	0.07%
342	1	0.07%
348	7	0.49%
351	1	0.07%
352	1	0.07%
354	3	0.21%
356	1	0.07%
360	1,195	84.04%
361	1	0.07%
420	1	0.07%
480	67	4.71%
Unknown	4	0.28%
Total	1,422	100.00%

*Some “% of Loans” may not add to 100% due to rounding.

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